UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission	(IRS Employer
File Number)	Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

On May 17, 2023, the board of directors (the “Board”) of Arcimoto, Inc. (the “Company”) appointed Christina J. Cook, age 58, as Chief Financial Officer. Ms. Cook is a Partner with FLG Partners, LLC, a leading CFO services firm in Silicon Valley, where she has served for the last five years providing CFO services to a variety of clients across multiple industries.

Ms. Cook has over 30 years of diversified experience, including Big 4 Public Accounting, Executive Management, Finance, SEC reporting, budgeting and planning, equity and debt offerings, mergers and acquisitions, SOX 404 implementation, litigation support, and initial public offerings. Her background includes knowledge of financial institutions, fintech, wealth management, non-profit, manufacturing, distribution, entertainment, and construction, and includes having lead SEC Reporting for Bank of America and serving as the Chief Financial Officer of Bank of Marin for nearly a decade.

Ms. Cook holds a BA in Accounting from DePaul University and holds an active CPA license in the state of California. She is a recipient of the CFO Recognition Award from the North Bay Business Journal, the Most Influential Women in Bay Area Business from the SF Business Journal, and the Women in Business Award from the North Bay Business Journal.

Ms. Cook has no familial relationships with any executive officer or director of the Company and there are no arrangements or understandings between Ms. Cook and any other persons pursuant to which Ms. Cook was selected as Chief Financial Officer.

There have been no transactions in which the Company has participated and in in which Ms. Cook had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K. The Company will pay FLG Partners, LLC a fixed rate of Six Hundred and Fifty Dollars per hour for Ms. Cook’s services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: May 23, 2023	By:	/s/ Christopher W. Dawson
Christopher W. Dawson
Chief Executive Officer